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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON D.C. 20549

                                    --------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(D) of The
                         Securities Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported): December 9, 1999

                                     -------

                             THE TJX COMPANIES, INC.
               (Exact name of Registrant as specified in charter)

DELAWARE                           1-4908              04-2207613
(State or other jurisdiction       (Commission File    (I.R.S employer
of incorporation)                  Number)             identification No.)

                                     -------

                    770 Cochituate Road, Framingham, MA 01701
               (Address of Principal Executive Offices) (Zip Code)

                                 (508) 390-1000
                Registrant's Telephone number including area code
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ITEM 5.           OTHER EVENTS.

                  A form of Underwriting Agreement is filed herewith in connection with a Registration Statement on Form S-3 (File No. 333-5501) filed by the Registrant on June 7, 1996. The form of Underwriting Agreement refers specifically to the Registrant's proposed sale of Notes. A Prospectus Supplement and a Prospectus will be filed with the Commission pursuant to Rule 424(b)(2) under the Securities Act of 1933.

ITEM 7.           FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
                  AND EXHIBITS.

                  (c)      EXHIBITS

                  Exhibit Number             Title

                           1 Form of Underwriting Agreement between the Registrant and Goldman, Sachs & Co. and the other several Underwriters named therein.


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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         THE TJX COMPANIES, INC.

                                         /s/  Donald G. Campbell
                                         ---------------------------------------
                                         Donald G. Campbell
                                         Executive Vice President -- Finance and
                                         Chief Financial Officer

Date:    December 9, 1999

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                                  EXHIBIT INDEX

         Exhibit Number                 Description

                  1 Form of Underwriting Agreement by and between the Registrant and Goldman, Sachs & Co. and the other several Underwriters named therein.

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